UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2009

DEERFIELD CAPITAL CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 North River Road, Rosemont, Illinois		60018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(773) 380-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 15, 2009, Deerfield Capital Corp. (the "Company") received a letter from the NYSE Amex LLC (the "NYSE Amex") notifying the Company that it is not in compliance with an NYSE Amex continued listing standard applicable to its common stock. Specifically, the letter from the NYSE Amex states that a review of the Company’s public filings indicates that the Company is not in compliance with Section 1003(a)(i) of the NYSE Amex Company Guide (the "Company Guide") which provides that the NYSE Amex "will normally consider suspending dealings in, or removing from the list, securities of an issuer which has stockholders’ equity of less than $2,000,000 if such issuer has sustained losses from continuing operations and/or net losses in two of its three most recent fiscal years."

Under the NYSE Amex rules, the Company must submit a plan to the NYSE Amex by May 15, 2009 addressing how it intends to regain compliance with Section 1003(a)(i) of the Company Guide by October 15, 2010, and that plan must be accepted by the NYSE Amex in order for the Company to maintain its listing. On April 16, 2009, the Company contacted the NYSE Amex to report that the Company intends to submit a plan by May 15, 2009. If the Company’s plan is accepted by the NYSE Amex, but the Company is not in compliance with all continued listing standards set forth in the Company Guide by October 15, 2010 or does not make progress consistent with its plan, the NYSE Amex stated that it will initiate delisting proceedings as it deems appropriate.

The Company’s common stock remains listed on the NYSE Amex under the symbol DFR, but will be assigned a ".BC" indicator by the NYSE Amex to signify that the Company is not currently in compliance with the NYSE Amex’s continued listing standards.

As required under NYSE Amex rules, the Company has also issued a press release regarding the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release Issued by the Company on April 21, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

April 21, 2009	By:	/s/ Robert A. Contreras

Name: Robert A. Contreras
Title: Senior Vice President, General Counsel & Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release Issued by the Company on April 21, 2009.